SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

       000-20900                                          38-2007430
(Commission File Number)                       (IRS Employer Identification No.)

                   One Campus Martius, Detroit, MI 48226-5099
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (313)227-7300

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9: Regulation FD Disclosure.

      On April 28, 2004, Compuware Corporation issued a press release announcing that the Company entered into a definitive agreement to acquire privately held Changepoint Corporation for $100 million in cash. The Company also announced that it will host a conference call to discuss the acquisition of Changepoint. A copy of the press release is furnished with this Report as Exhibit 99.1.

      A transcript of the conference call held on April 28, 2004, including the presentation materials, is furnished with this Report as Exhibit 99.2. Certain statements made during the conference call and contained in the transcript and in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only on the date of the conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations about Changepoint and our acquisition of Changepoint and are subject to risks and uncertainties. Risks and uncertainties about the Company are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

      The information furnished in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 28, 2004                                         COMPUWARE CORPORATION

                                                       By: /s/ Laura L. Fournier
                                                           ---------------------
                                                       Laura L. Fournier
                                                       Senior Vice President
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Number      Description

99.1        Press Release, dated April 28, 2004


99.2 A transcript of the conference call held on April 28, 2004, including the presentation materials, is furnished with this Report as Exhibit 99.2.

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